PROSPECTUS SUPPLEMENT                                              EXHIBIT 99.2
(To Prospectus dated October 25, 2004)                REGISTRATION NO. 333-37980



                  [MARKET 2000+ HOLDRS(SM) TRUST LOGO OMITTED]


                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

     This prospectus supplement supplements information contained in the prospectus dated October 25, 2004 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

     The share amounts specified in the table in the "Highlights of Market 2000+ HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                             Share         Primary
                    Name of Company(1)                        Ticker        Amounts    Trading Market
  -----------------------------------------------------  -------------   -----------   ---------------
   Agere Systems Inc. Class A                                  AGRA        0.043118         NYSE
   Agere Systems Inc. Class B                                  AGRB        1.058252         NYSE
   American International Group, Inc.                          AIG             2            NYSE
   Astrazeneca p.l.c. *                                        AZN             4            NYSE
   AT&T Corp.                                                   T             1.2           NYSE
   AVAYA Inc.                                                   AV          0.3333          NYSE
   BellSouth Corporation                                       BLS             5            NYSE
   BP p.l.c. *                                                  BP             3            NYSE
   Bristol-Myers Squibb Company                                BMY             3            NYSE
   BT Group p.l.c.                                             BTY             2            NYSE
   Cisco Systems, Inc.                                         CSCO            3           NASDAQ
   Citigroup Inc.                                               C              3            NYSE
   Comcast Corporation                                        CMCSA          1.941         NASDAQ
   The Coca-Cola Company                                        KO             3            NYSE
   Dell Inc.                                                   DELL            5           NASDAQ
   Deutsche Telekom AG *                                        DT             5            NYSE
   Eli Lilly and Company                                       LLY             2            NYSE
   EMC Corporation                                             EMC             2            NYSE
   Exxon Mobil Corporation                                     XOM             4            NYSE
   France Telecom *                                            FTE             2            NYSE
   General Electric Company                                     GE             3            NYSE
   GlaxoSmithKline p.1.c.                                      GSK             3            NYSE
   Hewlett-Packard Company                                     HPQ             4            NYSE
   Home Depot, Inc.                                             HD             4            NYSE
   Intel Corporation                                           INTC            2           NASDAQ
   International Business Machines Corporation                 IBM             2            NYSE
   JDS Uniphase Corporation                                    JDSU            2           NASDAQ
   Johnson & Johnson                                           JNJ             4            NYSE
   LM Ericsson Telephone Company *                            ERICY           0.9          NASDAQ
   Lucent Technologies Inc.                                     LU             4            NYSE
   McDATA Corporation                                         MCDTA         0.07361        NASDAQ
   Medco Health Solutions                                      MHS          0.3618          NYSE
   Merck & Co., Inc.                                           MRK             3            NYSE
   Microsoft Corporation                                       MSFT            6           NASDAQ
   mmO2 p.l.c.                                                 OOM             2            NYSE
   Morgan Stanley Dean Witter & Co.                            MWD             2            NYSE


                                                   (continued on following page)






                                                                             Share         Primary
                    Name of Company(1)                        Ticker        Amounts    Trading Market
  -----------------------------------------------------  -------------   -----------   ---------------
   Nippon Telegraph and Telephone Corporation *                NTT             3            NYSE
   Nokia Corp. *                                               NOK             4            NYSE
   Nortel Networks Corporation                                  NT             2            NYSE
   Novartis AG *                                               NVS             5            NYSE
   Oracle Corporation                                          ORCL            4           NASDAQ
   Pfizer Inc.                                                 PFE             4            NYSE
   Qwest Communications International Inc.                      Q              4            NYSE
   Royal Dutch Petroleum Company  *                             RD             3            NYSE
   SBC Communications Inc.                                     SBC             4            NYSE
   Sony Corporation *                                          SNE             2            NYSE
   Sun Microsystems, Inc.                                      SUNW            4           NASDAQ
   Syngenta AG                                                 SYT          1.03860         NYSE
   Texas Instruments Incorporated                              TXN             3            NYSE
   The St. Paul Travelers Companies, Inc.                      STA        0.17158726        NYSE
   Time Warner Inc.                                            TWX             6            NYSE
   TOTAL S.A. *                                                TOT             2            NYSE
   Toyota Motor Corporation *                                   TM             2            NYSE
   Verizon Communications                                       VZ             4            NYSE
   Viacom Inc.Class B                                         VIA.B            3            NYSE
   Vodafone Airtouch p.l.c. *                                  VOD             5            NYSE
   Wal-Mart Stores Inc.                                        WMT             4            NYSE
   Zimmer Holdings, Inc.                                       ZMH            0.3           NYSE

   ------------------------------------------
   (1) As a result of the merger of Cingular Wireless LLC and AT&T Wireless Services, Inc. (NYSE:AWE), AT&T Wireless Services, Inc. is no longer a constituent of the Market 2000+ HOLDRS Trust. Holders of record as of November 2, 2004 were paid a distribution of $28.962 ($15 per AWE share multiplied by 1.9308 shares of AWE included in each round lot of Market 2000+ HOLDRS) on November 4, 2004 for each round lot of 100 Market 2000+ HOLDRS.


        * The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences-- Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2004.